                                                                    EXHIBIT 99.1


             AMENDMENT NO. 3 TO AGREEMENT AND PLAN OF REORGANIZATION

         This AMENDMENT NO. 3 TO AGREEMENT AND PLAN OF REORGANIZATION, dated as of June 6, 2002 (the "Amendment"), by and among R&G FINANCIAL CORPORATION, a Puerto Rico corporation ("R&G"), R&G ACQUISITION HOLDINGS CORPORATION, a Florida corporation and wholly-owned subsidiary of R&G ("Holdings"), THE CROWN GROUP, INC. a Florida corporation (the "Group"), and CROWN BANK, A Federal Savings Bank (the "Bank" and together with R&G, Holdings and Group, the "Parties"). Capitalized terms not otherwise defined herein shall have the meaning as set forth in the original Agreement.

         WHEREAS, the Parties entered into an Agreement and Plan of Reorganization, dated as of December 19, 2001 and as amended by amendments to the Agreement dated as of January 31, 2002 and February 27, 2002 (collectively, the "Agreement");

         WHEREAS, the Parties hereto wish to modify and amend the Agreement as set forth herein in connection with the closing of the transactions contemplated by the Agreement.

         NOW, THEREFORE, in consideration of the premises, covenants and agreements hereinafter set forth, the Parties hereto agree as follows:

SECTION 1. AMENDMENT OF ARTICLE I OF THE AGREEMENT.

                  The definition of "Merger Consideration" in Article I of the Agreement is hereby amended and restated in its entirety to read as follows:

            "Merger Consideration" shall mean an aggregate of One Hundred Million Dollars ($100,000,000.00) in cash, into which shares of Group Common Stock shall be converted in the Merger pursuant to Section 2.6(c) hereof.

SECTION 2. AMENDMENT TO SECTION 3.1 OF THE AGREEMENT.

                  A new last sentence is added to Section 3.1 of the Agreement to read in its entirety as follows:

                  As of the date of this Amendment, there were no Group Options outstanding.

SECTION 3. AMENDMENT OF SECTION 5.13 OF THE AGREEMENT.

                  (a) Section 5.13(a) of the Agreement is amended through the amendment and restatement of Schedule 5.13(a) thereunder, a copy of which is attached as Exhibit A hereto.

                  (b) Section 5.13(b) of the Agreement is amended and restated in its entirety to read as follows:


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                           (b)      Prior to this Amendment, Group has caused
                  the assets identified in Schedule 5.13(b) hereto to be sold for cash proceeds of One Million, Six Hundred Sixty Thousand, Eight Hundred Ninety Three Dollars and 25/100 ($1,660,893.25) (the "Section 5.13(b) Proceeds"). As of the Effective Time, R&G or Group shall distribute to the LLC on behalf of the holders of Group Common Stock cash in the amount of One Hundred Thousand Dollars ($100,000.00) and R&G shall cause the Surviving Corporation to retain the balance of the Section 5.13(b) Proceeds, which is One Million, Five Hundred Sixty Thousand, Eight Hundred Ninety Three Dollars and 25/100 ($1,560,893.25). The LLC agrees to indemnify R&G and Group for any Tax imposed in connection with the sales of assets that have been made pursuant to this Section 5.13(b), which may be satisfied by any amounts due to the LLC pursuant to Section 5.13(c) hereof.

                  (c) Section 5.13(c) of the Agreement is amended and restated in its entirety to read as follows:

                           (c)(1) Subject to Section 5.13(c)(2) hereof, it is expected that Group will write-down the value of its investment in Fortune Financial, Inc. ("FFI") for both accounting and Tax purposes as of December 31, 2001. Group expects that the amount of such write-down for federal income Tax purposes will equal or exceed that amount which, if such write-down had not occurred, would have been its taxable income for purposes of computing its federal income Tax liability for the year ended December 31, 2001. R&G agrees to pay (the "Initial Additional Payment"), an amount equal to (x) the excess of (A) Group's federal income Tax liability for the year ended December 31, 2001 computed as if Group had not written-down the value of its investment in FFI over (B) Group's federal income Tax liability for the year ended December 31, 2001 as actually computed, reduced by (y) any Tax cost to Group or R&G resulting from such write-down, plus the reasonable costs and expenses incurred in the analysis and preparation of requirements of this Section 5.13(c). The Initial Additional Payment, if any, shall be due and shall be payable to the LLC on behalf of the holders of Group Common Stock promptly after Group's federal income Tax Return for the year ended December 31, 2001 is filed. In addition, R&G agrees to make as an additional payment (a "Subsequent Additional Payment"), an amount equal to any refund of federal income Tax actually realized by Group with respect to Tax years of Group ending prior to December 31, 2001 that is realized due to a carryback of any portion of the write-down of FFI. Any Subsequent Additional Payment shall be due and payable to the LLC on behalf of the holders of Group Common Stock promptly upon receipt of such refund. The computation and determination of the Initial Additional Payment and any Subsequent Additional Payment shall be made solely by R&G in good faith, which such determination shall be final absent manifest error, provided that upon request from the LLC, R&G agrees that


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                  it will make available to the LLC the method of making such computation and determination, provided further that nothing in this Agreement shall require R&G to make available its or any of its affiliates' Tax Returns to the LLC. If, subsequent to the payment of the Initial Additional Amount or any Subsequent Additional Amount, any portion of the write-down is successfully challenged by the IRS (which such challenge shall be controlled by R&G), the LLC shall pay to R&G an amount, computed on an after-tax basis, equal to the sum of (x) the amount of any Tax assessed as a result of such challenge, including any interest and penalties thereon, plus (y) the reasonable costs and expenses (including attorney's fees) incurred in connection with such challenge; provided, however, that R&G shall consult with the LLC prior to taking any action in response to such challenge.

                           (c)(2) Notwithstanding anything herein to the contrary, including specifically the payment obligation of R&G to make to the LLC, first, the Initial Additional Payment and if applicable, the Subsequent Additional Payment, each as specified in Section 5.13(c)(1) hereto, the Initial Additional Payment as calculated aforesaid and, if necessary, the Subsequent Additional Payment, shall be reduced by the amount of One Million Three Hundred Forty Two Thousand, Eight Hundred Eighty One Dollars ($1,342,881.00). R&G shall be under no obligation to make any such payment to the LLC pursuant to
                  Section 5.13(c)(1) unless and until it has first realized a Federal Tax benefit in the amount set forth in the immediately preceding sentence.

SECTION 4. AMENDMENT OF SECTION 6 OF THE AGREEMENT.

                  (a) The language of Section 6.3(j) of the Agreement is amended and restated in its entirety to read as follows:

                           (j) Group (on an unconsolidated basis) shall have cash of not less than Five Million Seven Hundred Sixty Thousand, Eight Hundred Ninety Three Dollars and 25/100 ($5,760,893.25) (which takes into consideration the prior transfer by Group to the Bank of Six Million and Eight Hundred Thousand Dollars ($6,800,000), the payment of the One Million Dollars ($l,000,000) payable to Keefe Bruyette & Woods and the monies retained by Group pursuant to Section 5.13(b) hereof ($1,560,893.25).

                  (b) Section 6.3(r) of the Agreement is hereby deleted in its entirety.


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

SECTION 5. MISCELLANEOUS.

                  (a)      The Agreement is incorporated herein by reference.

                  (b) Except as otherwise set forth herein, the Agreement, as amended hereby, shall remain in full force and effect and the Parties shall have all the rights and remedies provided thereunder with the same force and effect as if the Agreement were restated herein in its entirety.

                  (c) The provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective executors, heirs, personal representatives, successors and assigns.

                  (d) This Amendment may be executed and delivered in several counterparts with the intention that all such counterparts, when taken together, constitute one and the same instrument.


                                      * * *


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

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


R&G FINANCIAL CORPORATION                             R&G ACQUISITION HOLDINGS
                                                          CORPORATION



By: /s/ Victor J. Galan                               By: /s/ Victor J. Galan
    --------------------------------------------          --------------------------------------------
    Name:  Victor J. Galan                                Name:  Victor J. Galan
    Title: Chairman and Chief Executive Officer           Title: Chairman and Chief Executive Officer


THE CROWN GROUP, INC.                                 CROWN BANK, A FEDERAL SAVINGS BANK




By: /s/ John A. Koegel                                By: /s/ John A. Koegel
    --------------------------------------------          --------------------------------------------
    Name:  John A. Koegel                                 Name:  John A. Koegel
    Title: President and Chief Executive Officer          Title: President and Chief Executive Officer


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

                                    EXHIBIT A


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

                                SCHEDULE 5.13(A)

        ASSETS OF GROUP TO BE TRANSFERRED TO LLC PRIOR TO EFFECTIVE TIME


         (i) Cash Proceeds from the sale of Stock in Metro Savings Bank in the amount of $42,000.00;

         (ii)     Investment in Fortune Financial, Inc.;

         (iii)    Note Receivable--$240,000 from Carrisbrook Properties;

         (iv)     Security Deposit - Stoneleigh Financial Corporation;

         (v)      F MACT 1997cb (CMO B tranche -- CUSIP # 302471bj5);

         (vi)     REO of Group (only) - as described in Schedule A hereto;

         (vii)    F MACT 1997bb - CUSIP #302471ba4;

         (viii)   F MACT 1998ab - CUSIP #302471br7; and

         (ix)     GNMA IO strip - CUSIP #3837rrX9.


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